Exhibit 99.2

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Investor Presentation December 2019

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” I. Executive Summary 5 II. Branded CPG and Flavors & Ingredients Business Overview 11 III. Growth Plan 19 IV. Financial Overview 29 V. Transaction Detail 34 TABLE OF CONTENTS [ 1 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER About this Presentation This presentation (together with any accompanying oral or written communications, this “Presentation”) is for informational p urp oses only and does not constitute an offer to sell or the solicitation of an offer to purchase any securities of Act II Global Acquisition Corp. (“Act II”), MAFCO Worldwide LLC (“MAFC O”) and Merisant Company (together with MAFCO, the “Targets”) or any other person. This Presentation has been prepared to provide interested parties with information in connection with their own ev aluation with respect to the proposed business combination of Act II and the Targets, as contemplated in certain definitive transaction documents, and for no other purpose. The information co nta ined herein should not be relied on and does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to t he reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. All levels, prices and spreads are histo ric al and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained h ere in is not an indication as to future performance. Targets and Act II assume no obligation to update the information in this Presentation. Neither Targets nor Act II or any of their repres ent atives or affiliates accepts any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein. Nothing herein shall be deemed to con stitute investment, legal, tax, financial, accounting or other advice. None of Act II, Targets or their respective affiliates or representatives makes any express or implied representation or warr ant y as to the accuracy or completeness of the information contained in this Presentation in connection with any further evaluation of Act II, Targets, the business combination or a future potentia l t ransaction involving the purchase of securities of Act II. Neither this presentation nor anything contained herein shall form the basis for any contractual or other commitment or obligation in rela tio n to the purchase or sale of any securities whatsoever, and the recipient disclaims any such representation or warranty. Use of Projections This Presentation may contain financial forecasts, including with respect to Targets’ estimated net sales, gross profit, gros s m argin, adjusted EBITDA, free cash flow and free cash flow conversion. Neither Targets’ independent auditors nor the independent registered public accounting firm of Act II, audited, reviewed, com pil ed, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided an y o ther form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above - mentioned estimated information has been repeated (subject to the qualifications pres ented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospect ive financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Targets, Act II or the combined company or that actual re sul ts will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a re pre sentation by any person that the results contained in the prospective financial information will be achieved. [ 2 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER (CONT’D) Forward - Looking Statements This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements such as projected financial information may be identified by the use of words such as “forecast,” “intend,” “seek, ” “ target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are n ot statements of historical matters. Such forward - looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained he rein. Such forward - looking statements with respect to financial performance, strategies, prospects and other aspects of the businesses of Targets, Act II or the combined company after compl eti on of the business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially fro m those expressed or implied by such forward - looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give ri se to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (2) the possibility that the terms and conditions set forth in any defin iti ve agreements with respect to the business combination may differ materially from the expected terms on which this information is based; (3) the outcome of any legal proceedings that may be i nst ituted against Act II, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (4) the inability to complet e t he business combination due to the failure to obtain approval of the shareholders of Act II, to obtain financing to complete the business combination or to satisfy conditions to closing in t he definitive agreements with respect to the business combination; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable l aws or regulations or as a condition to obtaining regulatory approval of the business combination; (6) the ability to comply with NASDAQ listing standards following the consummation of the business com bination; (7) the risk that the business combination disrupts current plans and operations of Targets as a result of the announcement and consummation of the business combination; (8) the ab ility to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manag e g rowth profitably, maintain relationships with suppliers, obtain adequate supply of products and retain its management and key employees; (9) costs related to the business combination ; (10) changes in applicable laws or regulations; (11) the possibility that Targets or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the inability to achieve estimates of expenses and profitability; (13) the impact of foreign currency exchange rates and interest rate fluctuations on results; and (14) other risks and uncert ain ties indicated from time to time in the final prospectus of Act II, including those under “Risk Factors” therein, and other documents filed (or furnished) or to be filed (or furnished) with the Se curities and Exchange Commission by Act II. You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Targets and Act II undertake no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data In this Presentation, Targets and Act II rely on and refer to information and statistics regarding the sectors in which it co mpe tes and other industry data. Targets and Act II obtained this information and statistics from third - party sources, including reports by market research firms. Targets and Act II have supplem ented this information where necessary with information from its own internal estimates, taking into account publicly available information about other industry participants and its manageme nt’ s best view as to information that is not publicly available. Neither Targets nor Act II has independently verified the accuracy or completeness of any such third - party information. Use of Non - GAAP Financial Measures This Presentation includes non - GAAP financial measures which do not conform to SEC Regulation S - X in that it includes financial information (including adjusted EBITDA, PF adjusted EBITDA, free cash flow and free cash flow conversion) not derived in accordance with U.S. GAAP. Accordingly, such information and data wil l b e adjusted and presented differently in Act II’s proxy statement/prospectus to be filed with the SEC to solicit shareholder approval of the proposed transaction. Targets and Act II be lieve that the presentation of non - GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. You should review Targets’ audited a nd interim financial statements, which will be presented in Act II’s proxy statement/prospectus to be filed with the SEC, and not rely on any single financial measure to evaluate their respective busi nes ses. Other companies may calculate non - GAAP measures differently, and therefore Targets’ respective non - GAAP measures may not be directly comparable to similarly titled measures of other companies. Not all of the information necessary for a quantitative reconciliation of these forward - looking non - GAAP measures to the most directly comparable financial measures is ava ilable without unreasonable efforts at this time. Specifically, neither Act II nor Targets provide such quantitative reconciliations due to the inherent difficulty in forecasting and quanti fyi ng certain amounts that are necessary for such reconciliations, including percentage of sales attributable to innovation and all constant currency metrics. [ 3 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” DISCLAIMER (CONT’D) Additional Information In connection with the proposed business combination, Act II intends to file with the SEC a Registration Statement on Form S - 4 a nd will mail the definitive proxy statement/prospectus and other relevant documentation to Act II shareholders. This Presentation does not contain all the information that should be consider ed concerning the proposed transaction. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination. This communication shall not co nstitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unl awful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the fe der al securities laws. Act II intends to file a Registration Statement on Form S - 4 and mail the proxy statement/prospectus and other relevant documents to its security holders in connection with the pro posed transaction. Act II shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any am endments thereto, and the definitive proxy statement in connection with Act II’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, beca use these materials will contain important information about Targets and Act II and the proposed transactions. The definitive proxy statement will be mailed to Act II shareholders as of a record da te to be established for voting on the business combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they a re available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Act II at 1345 Avenue of the Americas 11th Fl. New York, NY 10105. This Presentation shall not cons tit ute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. Please call the SEC at 1 - 800 - SEC - 0330 or visit the SEC’s website for f urther information on its public reference room. Participants in the Solicitation Act II, Targets and their respective directors and officers and representatives or affiliates may be deemed participants in t he solicitation of proxies of Act II shareholders in connection with the business combination. Act II shareholders and other interested persons may obtain, without charge, more detailed information reg arding the directors and officers of Act II in the final prospectus of Act II, which was filed with the SEC on April 29, 2019. Information regarding the persons who may, under SEC rules, be dee med participants in the solicitation of proxies to Act II shareholders in connection with the business combination will be set forth in the proxy statement for the business combination when available . A dditional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the proxy statement that Act II inten ds to file with the SEC and other documents furnished or filed with the SEC by Act II. By accepting this Presentation, you acknowledge and agree to all of the above. [ 4 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” I. Executive Summary

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” WHOLE EARTH BRANDS LEADERSHIP TEAM Chairman ▪ More than 30 years of experience in the consumer - facing health and wellness sector ▪ Industry visionary, driver of global Natural and organic industry growth ▪ Significant track record of building shareholder value through M&A, having completed more than 50 acquisitions Irwin D. Simon [ 6 ] Albert Manzone ▪ CEO of Flavors Holdings since February 2016 ▪ More than 25 years of strategic and operational experience in consumer products industry ▪ Previously worked at McKinsey & Co. as well as various blue chip companies in food & beverage (PepsiCo, W.M. Wrigley Jr. Company) CEO ▪ President and COO of Mafco; joined company in January 2014 ▪ 15 years of experience in President, COO and CFO roles, strategic planning and restructuring of business operations ▪ Previously worked at MacAndrews & Forbes, Vestar Capital Partners, Bear Stearns and served in the U.S Marines Luke Bailey President of Flavors & Ingredients CFO ▪ 15 years of experience in finance leadership roles ▪ Previously worked at Mauser Packaging Solutions , James Hardie , Mead Johnson Nutrition, Abbott Laboratories, Bristol - Myers Squibb and E&Y ▪ International experience in China, Southeast Asia, Latin America and Europe Andy Rusie

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUMMARY ▪ Act II is acquiring a longtime privately - held business, which was historically managed to maximize organic cash flow ▪ The public company led by Irwin Simon, team, and existing management intends to position Whole Earth Brands to reinvest the company’s significant free cash flow for growth ▪ The worldwide shift away from sugar to natural non - sugar sweeteners and products is a mega trend upon which Whole Earth Brands is expected to grow ▪ The Targets are currently at an inflection point as a company, in a similar position to Hain Celestial in the 1990’s as it looked to capitalize on a rapidly evolving landscape [ 7 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” INTRODUCTION TO WHOLE EARTH BRANDS We expect Whole Earth Brands will take a diversified, dual - prong approach to attacking the market opportunity for Natural and sugar - free products BRANDS Branded CPG ( Merisant ) Flavors & Ingredients ( Mafco ) Leading branded sugar replacement and no sugar added / reduced sugar CPG adjacencies (including sugar - free snacks ) 100 - yr old trusted natural flavors & ingredients supplier focused on clean label products and innovation Licorice - Based Derivatives Licorice Extracts Whole Earth Brands is expected to be a global platform of branded products and ingredients focused on the consumer transition towards Natural alternatives and clean label products Act II was formed to create an attractive on - trend vehicle in the Consumer Packaged Goods (CPG) space and we believe Whole Earth Brands will enable us to execute this strategy ® ® ® ® ™ [ 8 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” COMPELLING INVESTMENT THESIS Proven Global Platform Innovation and Distribution Growth Consumer Tastes Driven by Health & Wellness  “Platinum” standard systems and global infrastructure drive integration synergies  Global reach serving 100+ countries and long - standing blue - chip customer relationships for sourcing opportunities  Stable free cash flow supports M&A financing  Experienced management team with track record of successful integration  Global secular consumer shift away from sugar provides multi - year tailwinds  Growing demand for clean labels and Natural ingredients, driven by consumers, retailers, and CPG companies  Western consumers shifting to Natural products and consumers in the developing world are adopting “Original” products (e.g., Equal and Canderel )  Large opportunities in plant - based CPG market  Demonstrated ability to introduce new products and drive sales to new consumers in new geographies  New product pipeline across both business units  Leverage existing distribution presence for new products (like Whole Earth, baking solutions, and adjacencies) as well as Original products (like Equal Flavors and Functionals )  Free cash flow available to support new product initiatives Whole Earth Brands will be positioned to realize improved organic growth and act as a platform for M&A Act II and existing management intend to execute on strategies honed at Hain Celestial, PepsiCo, and other successful CPG companies to drive value creation [ 9 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” OVERVIEW OF WHOLE EARTH BRANDS PRODUCT PORTFOLIO Products Sweeteners Adjacencies Ingredients Brands Common Uses Focus for the Future Sugar - substitutes and Natural sweeteners Natural, no sugar added / reduced sugar CPG foods (e.g., jams , chocolates, granola, bars, wafers) Coffee, tea, baking Flavor house masking solutions , tobacco, confection, various CPG Licorice extracts, licorice derivatives used for masking flavors and as a moistening agent Geographic expansion, sugar laden categories Natural sweeteners, baking sugar replacement, flavors, key international markets applications, new products, monetizing advantaged cost base Snacking, breakfast, confection x Anti - sugar / no sugar added x Rising obesity / weight - loss x Keto x Plant - based Strong Fit With Health Trends x Natural : Stevia , Monk Fruit , Erythritol , Xylitol , Allulose x Clean label products x Guilt - free cravings ® ® ® ® ® ® ® ® ™ ™ ® [ 10 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” II. Branded CPG and Flavors & Ingredients Business Overview

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Global leader in sugar - free tabletop sweetener category which is rapidly evolving into new high quality, competitive product lines Leading global manufacturer of N atural 1 licorice extract and licorice derivative products Sweeteners – Natural & Functional Benefits BRANDED CPG AND FLAVORS & INGREDIENTS AT A GLANCE Source: Company Materials , AC Nielsen, Management Estimates 1. Recognized as “Natural” in largest markets such as U.S. Branded CPG Flavors & Ingredients Leading Player in Licorice Extracts and Derivatives #1 / # 2 Rank in Sugar - Free Sweeteners Across Key Global Markets Adjacencies in sugar - laden categories (e.g., chocolates, jams, cereals, beverages) 100+ year old trusted supplier with valuable relationships in the CPG industry Diversified portfolio driven by consumer preferences for Natural, plant - based, non - sugar products Extracts: used in confection and tobacco products Derivatives: used as a functional ingredient in end markets including CPG / OTC Pharma (flavor masking) and Personal Care (moistening) ® ® ® ® ™ [ 12 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GLOBAL INFRASTRUCTURE IN PLACE TO ACCELERATE GROWTH Source: Company Materials ▪ Operates six manufacturing facilities and collaborates with 20 co - manufacturers across the globe ▪ Strong and scalable distribution chain utilizing third party logistics companies and distributors for trucking and warehousing ▪ Servicing 100+ countries ▪ Capabilities across sweetener ingredient types ▪ Unique supply chain at point of origin for licorice ▪ Expertise to deliver specific tastes for local markets ▪ No customer represents >~7% of total net sales ▪ Potential to penetrate new large and growing markets to address the effects of a “western diet ” Manufacturing facilities Co - manufacturing facilities Expansive global presence creates a unique platform opportunity (versus regionally - focused businesses) Whole Earth Brands footprint [ 13 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” POSITIVE MACRO TRENDS SUPPORT GROWTH ▪ CPG market is large and growing, driven by demand for taste solutions in response to increased innovation in packaged food ▪ Growing exposure to beauty and personal care markets, a highly attractive category with substantial growth ▪ Large presence in North America, while there are strong growth opportunities in developing countries 41% 43% 59% 57% 2019E 2022E $378 $518 $436 $590 United States Western Europe $86 $94 $104 $110 United States Western Europe 2019E Net Sales By Industry 2017A Packaged Food ($ in bn , ’17 - ’22E CAGR) 2022E Beauty and Personal Care ($ in bn , ’17 - ’22E CAGR) Net Sales ($ in mm) North America Rest of World A B C 2017A 2022E 2017A 2022E 2017A 2022E Source: Company Materials , AC Nielsen, Management Estimates 1. Consumer - Packaged Goods include all Branded CPG ( Merisant ) net sales plus net sales of Flavors & Ingredients products to CPG, OTC and confections end markets. $280 $338  Consumer Packaged Goods¹ 75%  Beauty & Personal Care 7%  Tobacco 18% [ 14 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 3.2% 2013A – 2018A Natural and Original Sugar Substitutes Are Relevant Across the World Given Obesity and Diabetes Epidemic $366 $382 $402 $426 $455 $489 2016A 2017A 2018E 2019E 2020E 2021E STRONG GLOBAL TAILWINDS SUPPORTING GROWTH OF LEADING BRANDS Source: Company Materials, Management Estimates, Euromonitor , Industry Research, LMC International 1. Data per Technavio “Global Sweetener Market 2017 – 2021” report published 9/28/2017; Stevia used in all end markets, including tabletop, food, bev erage and pharmaceuticals 2. Data per LMC International 3. AC Nielsen retail data for 2018 4. UK data from 2018 Dig Insights study. U.S. and France data from 2015 Ipsos Reports. Australia data from 2018 Colmar Brunton report. South Africa data from TNS report Branded CPG: Highly Recognized and Defensible Portfolio of Leading Brands Demand For Original in the Developing World 2 UK France Australia South Africa U.S. Rank 3 #1 #1 #1 #1 #4 Brand Awareness 4 8 1% 9 4% 8 0% 9 5% 90% 87% Leading Brand Portfolio Positioned to Benefit from Future Growth Global Stevia Sugar - Free Original Sweetener Volume CAGR in Developing World ($ in millions) Flavors & Ingredients: Preferred Supplier for a Global, Blue Chip Customer Base Continued Shift to Natural in Developed World 1 Net Sales ( $mm ) ~ $ 1 05 $ 5 – 20 Ma rk e t Pr ese n c e G lobal R eg i ona l K e y End M arkets All manufactured licorice products Indi v idual produ c ts Produ c t Offering All licorice products E x tra c ts & deri v at i v es sepa r a t e ly Produ c t A pplications / D e v e l o p me nt Full L i m it e d Others ® ® ® ® ® ® [ 15 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” LONG - STANDING RELATIONSHIPS WITH CUSTOMERS AND EXPOSURE TO GROWING END MARKETS Continue to Grow in Core Accounts… ▪ Several top 10 customers have purchased licorice products for 50+ years ▪ Strong customer relationships driven by: − Ability to maintain industry leading supply security and availability − Manufacturing capacity and ability to consistently meet individual customer’s flavor, chemical and physical requirements Key North American Customers …And Continue to Increase Accounts with Exposure to High Growth Categories Tobacco > 20+ years > 20+ years > 10 years Food & Beverage > 15 years > 10 years Company Length of Relationship Consumer Packaged Goods Over - The - Counter Beauty & Personal Care Source: Company Materials ( Mucinex ) (Flintstones) ( Phosphogliv ) Sells to: [ 16 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ Unique positioning strengthens cash flow profile  Branded CPG protected by strong brand equity reflected in CPG - like margin  Flavors & Ingredients protected by long - term customer relationships and integrated supply chain ▪ Asset - light business model and low capital intensity $54.1 $63.7 $72.5 $79.2 $86.4 22.5% 23.5% 24.2% 24.8% 25.3% 2019E 2020E 2021E 2022E 2023E PLATFORM WITH HIGHLY ATTRACTIVE FREE CASH FLOW OUTLOOK Source: Company Materials Notes: Projections exclude financial impact of potential future acquisitions; 2020E - 2023E includes $1.75mm of assumed incremental public company costs 1. Free Cash Flow calculated as Adj . EBITDA, less CapEx , less Whole Earth food services chain partnership investment 2. 2019E - 2021E PF Adj. EBITDA represents EBITDA adjusted for certain non - cash and one - time items, as well as pro forma effects of r estructuring programs ending in 2021; for historical calculations of PF Adj. EBITDA see page 38 Free Cash Flow 1 and Adjusted EBITDA Margin 2 Free cash flow profile is expected to provide flexibility to drive growth through R&D, brand investment, and M&A ($ in mm) Net Sales $ 280.1 $ 301.2 $ 318.1 $ 337.7 $ 358.4 Adj. EBITDA 2 $62.9 $70.9 $77.0 $ 83.7 $ 90.9 [ 17 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GLOBAL PLATFORM IN PLACE TO DRIVE GROWTH Global Platform to Support Growth Strong Industry Tailwinds and Innovation Platform Acquisition Capabilities Combined With Sponsor Track Record Experienced Operating Team Global Footprint, Distribution, Manufacturing and Sourcing Network [ 18 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” III. Growth Plan

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” MULTIPLE LEVERS TO DRIVE FUTURE GROWTH AND VALUE ▪ Support continued growth in developing economies and entrance into new geographies 3 ▪ Continue to drive product innovation (Whole Earth, Pure Via, baking) and select product extensions (e.g., jams, chocolate, granola, etc .) 1 ▪ Grow North America through N atural, innovation, and distribution 2 ▪ Supplement organic growth with targeted tuck - in M&A 4 Source: Company Materials [ 20 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” CONTINUE TO DRIVE PRODUCT INNOVATION AND SELECT PRODUCT EXTENSIONS Innovation is a Key Driver of Sales 15% 17% 17% 85% 83% 83% 2018 2019 2020 Potential Areas of Future Innovation Core Innovation Whole Earth and Pure Via Equal and Canderel Snacks and CPG Adjacencies Jams Chocolates Seasonals , Equal “ Zero” 4 Functionals (Vitamin C / Caffeine) Confection / Sweets Natural Creamers Forms (Liquid) Representative Products Brand 1 CBD 1 Source: Company materials, Nielsen – MAT 2019 1. Represents CBD opportunities that comply with all applicable laws 2. Excluding Western Europe 3. Based on Nielsen US Food channel YTD as of 07/27/2019 4. 2020 planned product launch ▪ Under the Canderel brand, chocolate products sales grew from $1.7mm in 2017 to $4.1mm in 2019 (mostly EMEA 2 ) ▪ Under the Canderel brand, Sugarly was launched in 2016 and grew to over $ 3mm sales by 2019, driven by Western Europe distribution Recent Launch of Sugarly Recent Launches Driven by Distribution and Execution Erythritol Baking / Allulose 4 Innovation for Large Baking Opportunity ▪ Opportunity to capture the 40% of US consumers who use sugar weekly for baking and cooking ▪ Bags of Natural sweeteners (for baking) is growing 14.6% YTD in the market, significantly faster than Natural sugar substitutes overall (5.7% 3 ) ▪ Category validated by a number of small companies with limited brand recognition ▪ Whole Earth offerings, including Erythritol (2H’19), Allulose (1H’20), Monk Fruit (1H’20), positions the company to capitalize on this trend − Erythritol category growing > 100% [ 21 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” (1.3)% 64.7% $213.9 $227.3 $254.3 $266.5 09 / 2016 09 / 2017 09 / 2018 09 / 2019 WHOLE EARTH IS WELL POSITIONED TO DRIVE INNOVATION AND GROW DISTRIBUTION IN FAST - GROWING NATURAL SWEETENER SEGMENT Whole Earth Brand Strategy ▪ Natural sweetener (mostly Stevia) is a growing category ▪ Starbucks launch partnership has helped increase brand exposure ▪ Whole Earth is winning in the US grocery channel with only 20% ACV distribution in multi - channel (“ xAOC ”) 2  Sizable revenue gains reflect improving velocity / turns ▪ Large opportunity to drive growth  xAOC ACV : 20% today ( vs. 75 % for Stevia and 69% for Aspartame)  New channels: prove brand at Grocery; then Mass and Club expected to follow  E - commerce platform satisfying demand until distribution improves ▪ Growth supported by cost - effective marketing and promotional spend to drive awareness, trial and “buzz”  Paid social and increased online presence  Influencer, brand integrations, s ponsored events (ex. keto meet ups) ▪ Target audiences include: sugar - adverse, millennials, keto, health - focused / “better for you”, “no sugar added” ▪ Long runway of growth opportunities in SKU count and penetration within large retailers, grocers and club stores (e.g. only 1 SKU currently in Walmart; penetration at Costco is only ~15%) Source: Company Materials, Nielsen 1. U.S. Food sales growth over past 13 weeks as of 10/26/19 2. Nielsen xAOC as of 10/26/2019 3. Nielsen data as of 10/2/2019 US Stevia Market is Growing 3 Whole Earth is The Fastest Growing Brand At Grocery Stores Large Opportunity For US Sales Gains Whole Earth Growth Accelerating a s it Gains Scale ($ in millions) ($ in millions) (Market leader) Grocery store sales growth over past 13 weeks 1 1 $266.5 $70.0 Stevia at Grocery Stevia at Coffee Houses 2020E net sales of $16mm Currently 20% ACV distribution ® ® +149.0% +164.0% +218.0% 1Q'19A 2Q'19A 3Q'19A [ 22 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 0.6% (0.8)% 4.0% 8.8% L52 Weeks L26 Weeks L13 Weeks L4 Weeks Merisant Cargill Heartland Cumberland 9.8% 0.0% 1.0% (3.3)% 9.9% (2.5)% 1.5% (7.5)% 10.6% (1.3)% 0.2% (7.8)% 25.2% 1.7% (0.7)% (9.2)% GROW NORTH AMERICA THROUGH INNOVATION IN NATURAL AND ORIGINAL SWEETENERS 2 Source: Company Materials 1. Based on US Food channel Nielsen data week ended 10/26/2019 2. 2020 product launch 3. Based on US Food channel Nielsen data week ended 11/23/2019 L52 Weeks L26 Weeks L13 Weeks L4 Weeks Whole Earth Growth | % YoY Sales Growth 1 Equal Innovation | % YoY Sales Growth 3 Brand Comparison | % YoY Sales Growth 1 North American Branded CPG growth driven by… 60.7% 70.1% 64.7% 99.1% L52 Weeks L26 Weeks L13 Weeks L4 Weeks Reflects new innovation launches Outperforming competition at Grocery 2 2 2 [ 23 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” GROW NORTH AMERICA THROUGH ADDITIONAL DISTRIBUTION Large Remaining Opportunity 2  Act II partnership benefits — Natural channel contacts & relationships — Increased brand support and reinvestment to drive retailer and consumer engagement — Relationships with club stores and super regional grocers  Large remaining food service opportunity — Ability to deliver full suite of Original sweeteners (all colors) — Consumer demands for Natural alternatives — Low penetration of Stevia / Natural  Continued penetration of retail includes new usage opportunities like baking / cooking Source: Company Materials, Nielsen 1. Velocity based on YTD xAOC channel for week ended 10/26/2019 and sales based on YTD U.S. Food channel for week ended 10/26/2019 2. Percentages represent year - over - year net sales gains E - Commerce +306% YTD 2019 vs 2018 growth 2 +105% expected 2020 growth 2 Mass  New and carryover distribution for Equal PLUS SKUs  Whole Earth Erythritol  Incremental Whole Earth SKUs Whole Earth Innovation SKUs Innovation – Equal Increased Distribution and Food Service Key Near - Term Sales Drivers Initiatives expected to account for $13.6mm of increased 2020 sales Drugstore ® Whole Earth Expansion in Grocery +38% YTD Velocity 1 +63% 2019 YTD sales 1 Warehouse Club ® Canada Food Service Discount Allulose Baking Blends Monk Fruit Equal Plus (Vitamins, Caffeine) Equal flavors, including French Vanilla and Salted Caramel, and seasonal Equal pink & Natural liquid Stevia Whole Earth Turmeric Collagen MCT Oil Baking Platform Infusions (Packets) [ 24 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Mass, Large and Regional Grocery + Key Distributors Club Stores Broadline Distributors & Food Service Operators International Markets Opportunity to Increase Share Whitespace Opportunity Act II and Irwin Simon have strong relationships across many new channels and customers Customer Type [ 25 ] Source: Company Materials Note: The organizations identified above are for illustrative purposes only . No definitive agreements have been reached Potential with large organic grocers Whitespace in regional and super - regional grocers Additional club stores Opportunity with distributors and food service India China Middle East Canada Thailand ACT II TEAM BRINGS A LARGE BREADTH OF NEW RELATIONSHIPS TO HELP FUEL GLOBAL EXPANSION 2

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUPPORT CONTINUED GROWTH IN DEVELOPING ECONOMIES AND ENTRANCE INTO NEW GEOGRAPHIES 3 Case Study: Successful Entry in APAC Case Study: Expansion of Natural in Existing Markets ▪ Building distribution (at 70% with 92% acceptance 1 ) of upgraded SKUs, including new unique portable mini cubes and Organic Agave under Pure Via ▪ Achieved distribution at Sainsbury, Tesco, Waitrose, and other key retailers ▪ Recently won Starbucks distribution across EAME region (1,716 stores) ▪ Secured distribution in core retailers Woolworth and Metcash ▪ 92% acceptance 1 $15 $15 $17 $18 2016A 2017A 2018A 2019E ($ in mm) Source: Company Materials Note: Reflects Merisant net sales. 1. Acceptance refers to the percent of existing distribution that has accepted the upgraded SKUs 2. Figures reported on a constant currency basis; 2018, 1Q’19, 2Q’19, 3Q’19 are actual 2017: Launched into Australia with distribution at Woolworths (45% SOM) 2018: Launched into NZ with full distribution 2019: Whole Earth is Australia’s fastest growing sweetener brand 2019 2017 2018 2019: Launches into Philippines 2018: Pure Via l aunched into Thailand (driving TH Merisant consumption +24%) Net Sales Growth in Key Geographies 2 $13 $12 $14 $14 APAC LATAM 9 months 2018A 9 months 2019A ® ® ® ® ® China and India remain underpenetrated markets, with potential growth not contemplated in 2019E - 2023E plan APAC Net Sales [ 26 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” SUPPLEMENT ORGANIC GROWTH WITH TARGETED TUCK - IN M&A ▪ Management and Act II maintain a robust list of potentially actionable acquisition opportunities across end markets to build scale, strengthen position, and enter new markets globally ▪ Management and Act II have significant experience in executing and integrating M&A transactions and view targeted tuck - in M&A as a core part of Whole Earth’s value creation strategy Illustrative Potential Acquisition Targets Name Country Sector Approx. Annual Revenue Target 1 United States Branded Food / CPG $100mm Target 2 Argentina Branded Food / CPG $15mm Target 3 Italy Branded Food / CPG $20mm Target 4 United Kingdom Branded Food / CPG $17mm Target 5 China Licorice Derivatives $ 25mm Target 6 China Licorice Derivatives $ 20mm Target 7 Japan Functional Ingredients $ 20mm 15 4 Source: Company Materials Note: Tuck in M&A is excluded from current financial projections provided herein [ 27 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2019E Net Sales Product / Category Innovation North America Distribution Growth Growth in Other Geographies 2023E Potential Net Sales Opportunity Tuck In M&A Opportunities Additional Geographic & Distribution Expansion JV and M&A Opportunities in New Verticals Net Sales Opportunity ~$280mm ~$1bn+ ~$360mm 1 2 3 5 6 ADDITIONAL UPSIDE OPPORTUNITIES OUTSIDE OF CORE OPERATING MODEL Source: Company Materials Base Case Net Sales Opportunity Longer - Term Opportunities 4 [ 28 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” IV . Financial Overview

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” $42 $44 $42 $46 $44 $43 North America West. Europe RoW YTD FINANCIAL PERFORMANCE SUPPORTS FUNDAMENTAL GROWTH THESIS AND PROJECTIONS Key Drivers of Recent Business Momentum ▪ Expansion of Natural sweetener business across geographies, notably North America ▪ Distribution gains across mass and club aided by new, innovative products ▪ Focus on Original sweetener in developing countries ▪ Ongoing stability at Flavors & Ingredients, driven by recent extension of a contract for 10 years with key customer ▪ Significant progress in underpenetrated markets, such as Southeast Asia, for the derivatives segment ▪ Flavors & Ingredients continues to invest in the derivatives segment by hiring key commercial leaders in Europe, US and Asia Source: Company Materials Note: 2019 f igures excludes Whole Earth food services chain partnership and slotting fees 1. Figures reported are actual on a constant currency basis 2. Reflects (PF Adj. EBITDA less Capex) / sales Branded CPG Net Sales Growth In Key Geographies 1 Branded CPG Net Sales Evolution 1 0% ’19 EBITDA $9 $7 $9 1 2 3 4 YTD Growth: 3% 0% Flavors & Ingredients FCF Evolution 2 25.6% 29.4% 17.7% 27.5% 25.5% 26.7% Q1A Q2A Q3A 9 months 2018A 9 months 2019A $45 $43 $40 $45 $45 $43 Q1A Q2A Q3A 2018A 2019A 2018A 2019A 5 6 [ 30 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” $288.0 $291.0 $280.1 $301.2 $318.1 $337.7 $358.4 2017A 2018A 2019E 2020E 2021E 2022E 2023E Exceptional FCF 2 Profile Historical and Projected Adj. EBITDA 1 ~$63mm 2019E PF Adj. EBITDA ~86% 2019E PF Free Cash Flow Conversion 3 ~$356mm Cumulative 5 - year FCF 2 (2019E PF - 2023E) EBITDA GROWTH WITH EXCELLENT FCF CONVERSION Source: Company Materials Notes: 2017 - 2018A figures taken from audited financial statements, which include Whole Earth food services chain partnership and slotting fees; 2019 - 2023E projections include slotting fees excludes Whole Earth food services chain partnership and financial impact of potential future acquisitions; 2020 - 2023E incl udes $1.75mm of assumed incremental public company costs 1. 2019E - 2021E PF Adj. EBITDA represents EBITDA adjusted for certain non - cash and one - time items, as well as pro forma effects of r estructuring programs ending in 2021; for historical calculations of PF Adj. EBITDA see page 37 2. Free Cash Flow calculated as PF Adj. EBITDA less CapEx & Whole Earth food services chain partnership Investment 3. Free Cash Flow Conversion percentage calculated as Free Cash Flow divided by PF Adj. EBITDA 4. CapEx excludes Whole Earth food services chain partnership Investment; 2019E - 2023E average Historical and Projected Net Sales Historical and Projected Gross Profit ~1.5% Avg. CapEx 4 as % of Net Sales ($ in mm) $120.5 $123.1 $118.8 $134.1 $145.2 $154.7 $164.8 2017A 2018A 2019E 2020E 2021E 2022E 2023E 41.8% 42.3% 45.3% 42.4% 45.2% 45.6% 45.8% 46.0% $127.0 PF 1 $51.6 $57.2 $57.2 $70.9 $77.0 $83.7 $90.9 2017A 2018A 2019E 2020E 2021E 2022E 2023E 17.9% 19.7% 22.5% 20.4% 23.5% 24.2% 24.8% 25.3% % Margin $62.9 PF 1 [ 31 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2019E Net Sales Long - Term Growth Guidance Growth Drivers And Commentary North America Sweeteners $66mm +7 - 10% ▪ North America grew 9% YTD, through 3Q’19 ▪ Forecast reflects continued growth in Whole Earth due to shift to Natural  Whole Earth net sales grew from $0 to $10M in 2 years and has hit critical mass  Natural experiencing >55% growth YTD through 3Q’19 ▪ Whole Earth and Natural products account for ~66% of forecasted growth ▪ Mix shift from Original SKUs to new innovations launching in 4Q’19/2020E and beyond ▪ 2019E net sales split between Natural and Original is 33% / 67% Western Europe Sweeteners $54mm +2 - 4% ▪ Leading brands in both Original and Natural enables retention of customers switching from Original to Natural sweeteners (both Canderel and Pure Via brands)  Continued double - digit growth of Pure Via, as well as single digit growth in Canderel ▪ Strong trends in YTD sell - out data at retail for Pure Via 1  France: +4% | UK: +13% | W. Europe 2 : +6% ▪ Well positioned to benefit from category expansion as household sweetener penetration increases due to the transition away from sugar ▪ Growth contribution from new product innovation (baking and functionals ) ▪ 2019E net sales split between Natural and Original is 32% / 68% Rest of World $48mm +7 - 9% ▪ ~6% volume growth over the last 3 years is expected to continue ▪ Macro tailwinds remain strong as diabetes and obesity rates rise in developing nations and local consumers are seeking low - cost sugar alternatives ▪ Household sweetener penetration is expanding the category in these countries due to the transition away from sugar ▪ Accelerating brand building, innovation and marketplace execution in geographies where Equal and Canderel are considered premier brands ▪ Only a nominal contribution from India and China is included in the projections Branded Adjacencies $7mm +20 - 25% ▪ ~50% growth expected between 2018 and 2019E ▪ High overlap between sweetener users and sugar - free consumers ▪ Expanding the number of adjacencies from chocolate and jams to include granola, cereal bars, and wafers (Canderel, Equal, Whole Earth, Pure Via branded) starting in 3Q’19E  Launches in countries where Branded CPG has high market share and brand awareness  Efforts underway to expand into UK, Belgium, Ireland, Australia/NZ, Argentina, and SE Asia BRANDED CPG IS DELIVERING RESULTS ACROSS ALL GEOGRAPHIES AND ADJACENCIES Source: Company Materials 1. Based on Nielsen YTD November 2019 2. France + UK represents ~75% of Branded CPG net sales in W. Europe [ 32 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 2019E Net Sales End Market Outlook Long - Term Growth Guidance Growth Drivers And Commentary Extracts + European confection + Global smokeless = US Confection = US Tobacco − International traditional Smoking + 0 – 1% ▪ Domestic extracts profits protected by 10 year contract with largest customer  Contractual price adjustments can offset volume loss ▪ Smokeless tobacco volumes continue to show positive trends ▪ International traditional smoking tobacco expected to shift away from extract use in 2020  Transition could take longer ▪ Opportunity to grow through low cost sourcing advantage not fully reflected in projections Derivatives + Packaged food + Consumer health OTC + Beauty and personal care + 4 – 6% ▪ Magnasweet volume trends remain positive ▪ Large flavoring market opportunity upside is not reflected in the forecast  Renewed focus on R&D with a robust pipeline of projects  Hiring sales people from flavor - houses  Increasing presence at key industry conventions and events ▪ Continued positive trends in derivatives volumes servicing APAC additives market  Supported with R&D efforts ▪ Opportunity to grow in derivatives through cost advantage via M&A which is not captured in projections FLAVORS & INGREDIENTS IS DELIVERING RESULTS ACROSS ITS DIVERSIFIED PRODUCT MIX WITH INCREASING FOCUS ON GROWTH OF DERIVATIVE PRODUCTS Source: Company Materials Note: Pure Derivatives targets the Beauty & Personal Care end market. $65mm $41mm Confection 23 % Smokeless 22 % Traditional Smoking 54 % Pure Derivatives 48 % Magnasweet 52% [ 33 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” V. Transaction Detail

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Source: Company Materials Note: Pro Forma share count includes 30.0mm ACTT Class A shares, 2.5mm ACTT Founder shares, and 6.0mm rollover shares issued to selling sh areholders; Pro Forma share count excludes 6.8mm Founder warrants,15.0mm Public warrants, 3.0 million sponsor shares, 2.0 million sponsor shares, 1.0 million shares to M&F, 1.4 million shares to M&F and 1.3 million sha res to M&F, which vest at $13.50, $15.00, $13.50, $14.00 and $16.00, respectively; shares must trade at or above the vesting share price for 20 out of 30 trading days for the shares to vest ; Sources & Uses excludes ACTT Founder share tiering and M&F earnout tranches; projections exclude financial impact of potential future acquisitions; 2020 includes $1.75mm of assumed incremental public company costs Excludes interest on cash - in - trust 1. Excludes interest on cash - in - trust 2. Subject to 1 - year lock - up period 3. Committed financing from Toronto - Dominion Bank, New York Branch comprised of a $185 million funded Term Loan A and $50 million r evolving credit facility ($5 million drawn at close) TRANSACTION SUMMARY Pro Forma Valuation ($ in mm) 6% Act II Sponsor 78% Act II Public Shareholders 16% M&F PF Equity Ownership % Sources & Uses [ 35 ] PF Shares Outstanding (mm) 38.5 Illustrative Act II Share Price $10.00 Equity Value $385 Plus: Net Debt 190 Enterprise Value $575 Valuation Multiples Metric Multiple 2020E PF Adj. EBITDA $70.9 8.1x Sources SPAC Cash-in-Trust 1 $300 M&F Upfront Roll 2 60 New Net Debt 3 190 Total $550 Uses M&F Cash Consideration / Debt Payoff $450 M&F Upfront Roll 2 60 Transaction Fees & Expenses 40 Total $550

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” F&B CPG OPERATING METRICS BENCHMARKING 2019E - 2021E Revenue CAGR 2019E - 2021E EBITDA 1 CAGR 2020E FCF Margin 2 Source: Company Materials; Capital IQ , financials as of 12/19/2019 Notes : Projections exclude financial impact of potential future acquisitions; 2020 and 2021 include $1.75mm of assumed incremental public company costs. Simply Good Foods and Post Holdings are pro forma for recent acquisitions. 1. 2019E - 2021E PF Adj. EBITDA represents EBITDA adjusted for certain non - cash and one - time items, as well as pro forma effects of r estructuring programs ending in 2021; for historical calculations of PF Adj. EBITDA see page 38 2. Whole Earth Brands Free Cash Flow calculated as Adj. EBITDA less CapEx & Whole Earth food services chain Investment. FCF for other companies calculated as EBITDA less CapEx Ingredients 2020E EBITDA 1 Margin Whole Earth Brands expects to deliver upper tier financial results relative to peers… [ 36 ] Median: 3.5% Median: 4.5% Median: 4.0% Median: 7.5% Median: 20.2% Median: 16.8% Median: 17.8% Median: 11.5% 6.6% 13.7% 5.6% 3.9% 3.1% 1.1% (0.0%) 8.2% 5.2% 4.8% 4.2% 2.2% 1.4% Whole Earth Brands Bellring Brands Simply Good Foods Post Holdings McCormick & Company B&G Foods Smuckers Symrise Darling Ingredients Kerry Group International Flavors & Fragrances Ingredion Tate & Lyle 10.6% 10.0% 6.6% 5.1% 3.0% 2.4% 0.4% 14.8% 10.5% 8.2% 6.8% 2.8% 2.2% Whole Earth Brands Simply Good Foods Bellring Brands McCormick & Company Post Holdings B&G Foods Smuckers Darling Ingredients Symrise Kerry Group International Flavors & Fragrances Tate & Lyle Ingredion 23.5% 21.9% 21.9% 21.3% 19.2% 18.1% 17.0% 22.2% 21.3% 17.0% 16.5% 15.3% 14.7% Whole Earth Brands McCormick & Company Smuckers Post Holdings Bellring Brands B&G Foods Simply Good Foods International Flavors & Fragrances Symrise Tate & Lyle Ingredion Kerry Group Darling Ingredients 21.2% 18.8% 18.6% 18.1% 17.6% 16.6% 15.1% 18.3% 15.6% 11.9% 11.1% 10.4% 7.2% Whole Earth Brands Bellring Brands McCormick & Company Smuckers Post Holdings Simply Good Foods B&G Foods International Flavors & Fragrances Symrise Tate & Lyle Kerry Group Ingredion Darling Ingredients

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Ingredients VALUATION METRICS BENCHMARKING TEV / 2020E FCF 2 TEV / 2020E EBITDA 1 Source: Company Materials; Capital IQ, financials as of 12/19/2019 Notes: Projections exclude financial impact of potential future acquisitions; 2020 includes $1.75mm of assumed incremental publi c company costs. Simply Good Foods and Post Holdings are pro forma for recent acquisitions. 1. Whole Earth Brands multiple based on Adj. EBITDA, adjusted for certain non - cash and one - time items, as well as pro forma effects of restructuring programs ending in 2021; for his torical calculations of PF Adj. EBITDA see page 38 2. Whole Earth Brands multiple based on Free Cash Flow calculated as Adj. EBITDA less CapEx & Whole Earth food services chain partnership Investment. FCF for other companies calculated as EBITDA less CapEx 3. TEV = Implied Market Capitalization + Net Debt; Implied Market Capitalization = ( number of shares outstanding + shares held by non - controlling interest holders) * Share Price F&B CPG …While the Whole Earth Brands’ transaction is taking place at a meaningful discount to key peers [ 37 ] Median: 12.8x Median: 13.4x Median: 14.1x Median: 20.6x 3 3 8.1x 22.2x 16.1x 14.6x 11.0x 10.7x 10.0x 18.9x 16.9x 14.9x 11.9x 8.2x 8.1x Whole Earth Brands McCormick & Company Simply Good Foods Bellring Brands Post Holdings Smuckers B&G Foods Kerry Group Symrise International Flavors & Fragrances Darling Ingredients Tate & Lyle Ingredion 9.0x 26.2x 16.5x 14.9x 13.3x 13.0x 12.0x 26.0x 24.4x 23.1x 18.1x 12.9x 11.7x Whole Earth Brands McCormick & Company Simply Good Foods Bellring Brands Post Holdings Smuckers B&G Foods Kerry Group Darling Ingredients Symrise International Flavors & Fragrances Ingredion Tate & Lyle

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” RECONCILIATION OF HISTORICAL PRO FORMA ADJUSTED EBITDA Source: Company Materials Note: LTIP / other retention incentives will be removed upon acquisition by Act II 1. Represents adjustments to reflect benefits of Flavors & Ingredients facility restructuring and supply chain optimization [ 38 ] The Targets have gone through a substantial transformation and EBITDA adjustments are expected to decline significantly going forward ▪ Foreign exchange and other expenses, net  Other income on the Income Statement, which is mainly unrealized (gains)/losses from currency fluctuation ▪ Restructuring, including severance and related expenses  2018 : Majority is severance for Merisant personnel changes and implementing cost savings initiatives at Mafco  2017: Majority is Merisant severance and costs of Illinois facility closure, and implementing cost savings initiatives at Mafco ▪ Legal settlement costs  Mostly one - time costs of Merisant legal reorganization, and settlement cost with former employees ▪ Inventory and other charges  2018: Non - cash adjustments for deferred rent purchase accounting  2017: Includes a Mafco inventory charge related to cost savings initiatives, remainder are non - cash adjusted for deferred rent purchase accounting, and small one - time items ▪ Brand introduction costs  Whole Earth sampling program at Starbucks ▪ Non - cash pension costs  Non - cash expense related to pension plan ▪ Long - term incentive plan (“LTIP”)  LTIP will be paid out in equity on a go - forward basis  Reflects non - cash compensation ▪ Restructuring adjustments  2018: Negative overhead absorption and plant efficiency at Mafco due to cost savings initiatives  2017: Plant labor inefficiency at Mafco due to cost savings initiative 1 2 4 5 7 8 6 3 1 2 4 5 7 8 6 3 MANAGEMENT ADJUSTMENTS FY2018 FY2017 ($ mm) Combined Combined Net Income $20.9 $25.1 Income taxes 5.3 (10.2) Depreciation and amortization 14.7 14.5 EBITDA $40.9 $29.4 Management adjustments: F/X and other expenses, net (0.5) 4.9 Restructuring, including severance and related expenses 8.3 9.5 Legal settlement costs 2.3 0.4 Inventory and other charges 0.5 2.1 Brand introduction costs 2.8 3.3 Non-cash pension costs 1.9 1.9 Long term incentive plan 1.0 (0.0) ADJUSTED EBITDA $57.2 $51.6 Restructuring adjustments 1 5.8 0.9 PRO FORMA ADJUSTED EBITDA $63.0 $52.5

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” A. Appendix: Supplemental Materials

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Source: The Hain Celestial Group, Inc. public company filings, Mergermarket 1. Represents CBD opportunities that comply with all applicable laws ACT II TEAM VALUE CREATION AT HAIN CELESTIAL Platform Acquisitions ▪ Demonstrated track record of capturing first - mover advantage: Personal Care, Natural/Organic, Health and Wellness as well as CBD 1 ▪ Disruptive first - mover in Natural and “better - for - you” food categories ▪ Disciplined growth via accretive M&A ▪ Leveraged distribution whitespace to drive consumer expansion ▪ Focus on free cash flow and synergy realization ▪ Shareholder - aligned team, delivering returns Selected Bolt - On Extensions (50+) 1998 2000 1999 2004 - 2007 Execution Track Record ($mm) Sales Operating FCF (Margin %) 2010 2013 2010 2014 Examples of Value Creation $58 $2,853 ($2) $154 1995 2017 1995 2017 (3.4%) 5.4% [ 40 ]

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” HIGHLY DIVERSIFIED CUSTOMER BASE Source: Company Materials; customer concentration based off 2018A revenues CUSTOMER CONCENTRATION [ 41 ] Other Customers: 46.5% Other Customers: 22.7% #1: 7.2% #2: 3.7% #3: 2.7% #4: 2.0% #5: 2.0% #1: 2.9% #2: 2.8% #3: 2.6% #5: 2.3% #4: 2.6% COMMENTARY ▪ Whole Earth Brands has a large and diverse global customer base ▪ No single customer accounted for more than 10% of total sales in 2018 ▪ The top 5 Branded CPG customers accounted for 13.2% of total sales in 2018 ▪ The top 5 Flavors & Ingredients customers accounted for 17.6% of total sales in 2018 Branded CPG Customer Flavors & Ingredients Customer

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” HISTORICAL AND PROJECTED FINANCIALS [ 42 ] ($ mm) 2017A 2018A 2019E 2020E 2021E 2022E 2023E Branded CPG Net Sales $168.1 $173.8 $174.7 $189.8 $202.8 $218.3 $234.9 Flavors & Ingredients Net Sales 119.9 117.2 105.4 111.4 115.3 119.4 123.5 Total Net Sales $288.0 $291.0 $280.1 $301.2 $318.1 $337.7 $358.4 Less: COGS ($167.5) ($167.9) ($161.2) ($167.1) ($172.9) ($183.0) ($193.6) Total Gross Profit $120.5 $123.1 $118.8 $134.1 $145.2 $154.7 $164.8 Less: SG&A ($76.6) ($74.0) ($66.1) ($70.2) ($73.2) ($76.0) ($79.0) Less: Public Company Costs 0.0 0.0 0.0 (1.8) (1.8) (1.8) (1.8) Less: Amortization of Intangibles (11.1) (11.1) (11.4) (12.1) (13.2) (14.3) (15.4) Less: Restructuring and Other Charges (14.0) (10.2) (7.1) (5.0) (2.7) (0.7) (0.7) Total EBIT $18.8 $27.7 $34.3 $45.0 $54.3 $62.0 $68.0 Memo: Branded CPG EBIT ($3.8) $8.3 $13.2 $20.5 $26.1 $30.3 $35.0 Flavors & Ingredients EBIT 22.6 19.4 21.0 26.3 30.0 33.5 34.7 Plus: Depreciation $3.4 $3.6 $3.1 $3.3 $3.1 $3.0 $3.0 Plus: Amortization of Intangibles 11.1 11.1 11.4 12.1 13.2 14.3 15.4 Less: Other Expenses, net (3.9) (1.5) 0.0 0.0 0.0 0.0 0.0 EBITDA 29.4 40.9 48.8 60.4 70.6 79.3 86.4 Adjustments to Sales 1 ($0.3) ($1.4) ($0.8) ($1.2) $0.0 $0.0 $0.0 Adjustments to COGS 2 8.5 9.1 3.8 3.7 0.6 0.6 0.6 Adjustments to SG&A 3 3.1 2.0 3.5 1.1 1.1 1.1 1.1 Restructuring Adjustments 4 7.2 3.7 0.7 0.0 0.0 0.0 0.0 FX Gain / (Loss) and Other Expenses, net 5 3.7 1.9 0.0 0.0 0.0 0.0 0.0 Long Term Incentive Plan (0.0) 1.0 1.3 2.6 2.7 2.7 2.8 Adjusted EBITDA $51.6 $57.2 $57.2 $66.6 $75.0 $83.7 $90.9 Pro Forma Adjustments to COGS 6 $0.9 $4.0 $5.1 $3.3 $1.0 $0.0 $0.0 Pro Forma Adjustments to SG&A 6 0.0 1.8 0.6 1.0 1.0 0.0 0.0 Pro Forma Adjusted EBITDA $52.5 $63.0 $62.9 $70.9 $77.0 $83.7 $90.9 Memo: Total Capex $6.4 $6.9 $8.7 $7.2 $4.5 $4.5 $4.5 Note: Amounts for 2017 and 2018 are derived from the audited financial statements 1. Includes Brand Introduction Costs 2. Includes FX and Other Expenses, Restructuring, Inventory and other Charges, Brand Introduction and Non-Cash Pension costs 3. Includes FX and Other Expenses, Restructuring, Legal, Inventory and other Charges, Brand Introduction and Non-Cash Pension costs 4. Includes Restructuring, Legal, Inventory and Other Charges 5. Includes FX and Other Expenses, net that are not included in Operating Income 6. Includes restructuring adjustments